UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-A FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO SECTION 12(b) OR (g) OF THE SECURITIES EXCHANGE ACT OF 1934
VENZA GOLD CORP.
(Exact name of registrant as specified in its charter)
BRITISH COLUMBIA, CANADA	99-0364150
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

Suite 610, 1100 Melville Street Vancouver, BC, Canada	V6E 4A6
(Address of principal executive offices)	(Zip Code)
Securities to be registered pursuant to Section 12(b) of the Act:
Title of each class to be so registered	Name of each exchange on which each class is to be registered
Not Applicable	Not Applicable
If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]
If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]
Securities Act registration statement file number to which this form relates:	333-182059

Securities to be registered pursuant to Section 12(g) of the Act:
Common Shares, Without Par Value

ITEM 1.                      DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED.

The description of the common shares, without par value, of Venza Gold Corp. (the “Registrant”) contained in the Registrant’s Registration Statement on Form S-1, originally filed on June 12, 2012, as amended July 25, 2012, August 23, 2012 and September 11, 2012, with the United States Securities and Exchange Commission (File No. 333-182059) is incorporated by reference into this Registration Statement.

ITEM 2.                      EXHIBITS.

Exhibit Number	Description of Exhibits
3.1	Notice of Articles.(1)
3.2	Articles.(1)
3.3	Certificate of Continuation.(2)

Notes:
(1)	Incorporated herein by reference to the exhibits of the same number in the Registrant’s Registration Statement on Form S-1 filed on June 12, 2012.
(2)	Incorporated herein by reference to the exhibits of the same number in the Registrant’s Registration Statement on Form S-1/A filed on August 23, 2012.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

VENZA GOLD CORP.

Date:	September 12, 2012	By:	/s/ Ralph Biggar
RALPH BIGGAR
President
(Principal Executive Officer)